[TEXT]
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                               SECURITIES AND EXCHANGE COMMISSION

                                    WASHINGTON D.C. 20549

                                            FORM 8-K

                                          Current Report



Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of
1934
Date of Report (Date of earliest event reported) - February 10,
1994

                         North Fork Bancorporation, Inc.
            (Exact name of Registrant as specified in its charter)

Delaware                 0-10280                    36-3154608
(State or other     (Commission        (IRS Employer of
jurisdiction         File Number)            Identification
incorporation)                                        No.)

        9025 Main Road
      Mattituck, New York
                                                          11952
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code: (516) 298-5000
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Item 5.     Other Events






      On February 1, 1994, the Federal Reserve Bank of New York advised North Fork Bancorporation, Inc. (the "Company"), based on the findings of their September 30, 1993 inspection, which was conducted jointly with examiners from the New York State Banking Department, that in consideration of the noticeable improvement in the Company's financial condition and management's commitment to return the corporation to satisfactory condition, the Reserve Bank terminated the October 22, 1992 Memorandum of Understanding
(the "Fed MOU"). The terms of the Fed MOU were disclosed in the Company's Form 8-K filed on October 23, 1992.

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                             SIGNATURE






Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:       February 10, 1994





                                           NORTH FORK
                                           BANCORPORATION, INC.



                                           By: /s/Anthony J. Abate

                                               Anthony J. Abate
                                               Senior Vice
                                               President and
                                               Corporate Secretary